UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 29, 2015

VTV THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37524 (Commission File No.)	47-3916571 (IRS Employer Identification No.)

4170 Mendenhall Oaks Pkwy

High Point, NC 27265

(Address of principal executive offices)

(336) 841-0300

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Underwriting Agreement

On July 29, 2015, vTv Therapeutics Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Piper Jaffray & Co. and Stifel, Nicolaus & Company, Incorporated, as representatives for the underwriters set forth on Schedule I thereto (collectively, the “Underwriters”), relating to the Company’s initial public offering (the “Offering”) of its Class A common stock, par value $0.01 per share (the “Class A Common Stock”). Under the Underwriting Agreement, the Company agreed to sell 7,812,500 shares of Class A Common Stock to the Underwriters at a purchase price per share of $13.95 (the offering price to the public of $15.00 per share minus the underwriters’ discount). The Company also provided the Underwriters with an option to purchase up to an additional 1,171,875 shares of Class A Common Stock to cover over allotments.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company. It also provides that the Company will indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), or contribute to payments the Underwriters may be required to make because of any of those liabilities.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various investment banking services for the Company for which they received or will receive customary fees and expenses.

The foregoing summary is qualified in its entirety by reference to the form of the Underwriting Agreement, which is filed as Exhibit 1.1 to the Company’s Registration Statement on Form S-1 (File No. 333-204951) (as amended, the “Registration Statement”), and is incorporated herein by reference.

Reorganization Transactions

In connection with the Offering, the Company completed a series of transactions on July 29, 2015 (the “Reorganization Transactions”) pursuant to a Reorganization Agreement, dated as of July 29, 2015 (the “Reorganization Agreement”), among the Company, vTv Therapeutics LLC (“vTv Therapeutics LLC”), vTvx I Holdings I LLC (“vTvx I”), vTvx Holdings II LLC (“vTvx II”) and vTv Therapeutics Holdings LLC (“Holdings”). The Reorganization Agreement governs the terms of the Reorganization Transactions, which are described in the Registration Statement.

In connection with the Reorganization Transactions, as previously reported in the Registration Statement, the Company amended and restated its Certificate of Incorporation and amended and restated its By-Laws. The amended and restated Certificate of Incorporation was filed with the Delaware Secretary of State on July 29, 2015.

In the Reorganization Transactions:

•	vTvx I and vTvx II contributed substantially all of their assets, including all of their personnel and operations (the “Contributed Assets”) to Holdings, in return for interests of Holdings. Assets that were not contributed included restricted cash, certain receivables unrelated to the Company’s operations and land included in property and equipment, net, and liabilities that were not assumed included debt, a contingent distribution payable and other related party liabilities. All assets and liabilities that were not contributed or assumed remained with vTvx I and vTvx II;

•	Holdings contributed the Contributed Assets to vTv Therapeutics LLC, and, for administrative convenience, Holdings directed that the assets be transferred directly to vTv Therapeutics LLC on behalf of Holdings;

•	the Company amended and restated its Certificate of Incorporation and By-laws to provide for two classes of common stock:

o	Class A Common Stock, which represent economic interests and have one vote per share, and

o	Class B common stock, par value $0.01 per share (“Class B Common Stock”), which represent no economic interests and have one vote per share;

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•	vTv Therapeutics LLC amended and restated its limited liability company agreement (the “Amended and Restated LLC Agreement”) to provide for two classes of membership units:

o	a managing member unit, which represents no economic interests and represents 100% of the voting power of vTv Therapeutics LLC, and

o	non-voting membership units (“vTv Therapeutics LLC Units”), which represent economic interests.

•	vTv Therapeutics LLC issued the managing member unit to the Company;

•	vTv Therapeutics LLC issued 25,000,000 vTv Therapeutics LLC Units to Holdings; and

•	the Company issued 25,000,000 shares of Class B Common Stock, which represents no economic interests in the Company but has the right to cast one vote per share, to Holdings, which correspond to each vTv Therapeutics LLC Unit held by Holdings.

After the Reorganization Transactions, the Company completed the Offering, in which 7,812,500 shares of Class A Common Stock were issued (assuming no exercise of the underwriters’ over-allotment option). Of those 7,812,500 shares of Class A Common Stock, 1,666,666 shares were issued to an affiliate of MacAndrews & Forbes Incorporated (“MacAndrews”), which agreed to purchase such shares at the time the Underwriting Agreement was signed. Holdings, vTvx I and vTvx II are also affiliates of MacAndrews.

Immediately following the consummation of the Reorganization Transactions and the Offering (assuming no exercise of the underwriters’ over-allotment option):

•	the only members of vTv Therapeutics LLC are the Company and Holdings;

•	the Company used the net proceeds from the Offering to purchase 7,812,500 vTv Therapeutics LLC Units, which represent a total of 23.8% of the economic interests in vTv Therapeutics LLC;

•	Holdings holds 25,000,000 shares of Class B Common Stock (and the same number of corresponding vTv Therapeutics LLC Units, which represent a total of 76.2% of the economic interests in vTv Therapeutics LLC);

•	as a result of their purchase of shares of Class A Common Stock in the Offering, an affiliate of MacAndrews holds 1,666,666 shares of Class A Common Stock; and

•	affiliates of MacAndrews beneficially own an aggregate of 81.3% of the total voting power of the Company’s outstanding common stock.

The only asset of the Company is its direct interest in vTv Therapeutics LLC. Each share of Class A Common Stock corresponds to a vTv Therapeutics LLC Unit that represents an economic interest held by the Company in vTv Therapeutics LLC, whereas the shares of Class B Common Stock have voting rights only in the Company and represent no economic interests of any kind. Shares of Class B Common Stock are initially owned solely by Holdings and cannot be transferred except in connection with an exchange or transfer of a corresponding vTv Therapeutics LLC Unit.

Exchange Agreement

On July 29, 2015, the Company entered into an Exchange Agreement with Holdings under which, subject to the terms of the Exchange Agreement and the Amended and Restated LLC Agreement of vTv Therapeutics LLC, vTv Therapeutics LLC Units (along with a corresponding number of shares of the Class B Common Stock) are exchangeable for (i) shares of Class A Common Stock on a one-for-one basis or (ii) cash (based on the market price of the shares of Class A Common Stock), at the Company’s option (as the managing member of vTv Therapeutics LLC), subject to customary conversion rate adjustments for stock splits, stock dividends and reclassifications. Any decision to require an exchange for cash rather than shares of Class A Common Stock will ultimately be determined by the entire board of directors of the Company (the “Board of Directors”).

Tax Receivable Agreement

On July 29, 2015, the Company entered into a Tax Receivable Agreement with Holdings and M&F TTP Holdings LLC (the “Tax Receivable Agreement”) that provides for the payment by the Company to Holdings (or certain of its transferees or other assignees) of 85% of the amount of cash savings, if any, in U.S. federal, state and local income tax or franchise tax that the Company actually realizes (or, in some circumstances, the Company is deemed to realize) as a result of (a) the exchange of Class B Common Stock, together with the corresponding number of vTv Therapeutics LLC Units, for shares of Class A Common Stock (or for cash), (b) tax benefits related to imputed interest deemed to be paid by the Company as a result of the Tax Receivable Agreement and (c) certain tax benefits attributable to payments under the Tax Receivable Agreement.

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Investor Rights Agreement

On July 29, 2015, the Company entered into an investor rights agreement with Holdings (the “Investor Rights Agreement”). The Investor Rights Agreement provides Holdings with certain demand, shelf and piggyback registration rights with respect to its shares of Class A Common Stock and also provides Holdings with certain governance rights, depending on the size of its holdings of Class A Common Stock.

Under the registration rights provisions of the Investor Rights Agreement:

•	Holdings and its affiliates have the right to cause the Company to conduct an unlimited number of demand registrations, subject to certain customary restrictions, which demand registrations may take the form of a shelf registration;

•	once the Company is eligible to do so, Holdings and its affiliates have the right to cause the Company to file and have declared effective a shelf registration statement on Form S-3 with respect to all of their shares of Class A Common Stock; and

•	Holdings and its affiliates have the right to participate in certain registered offerings by the Company.

The registration rights provisions also contain customary provisions relating to cooperation with the registration process, black-out periods and customary securities law indemnity provisions in favor of the selling stockholders. With certain customary exceptions, the Company will be required to bear all registration expenses, other than underwriting discounts and commissions and transfer taxes, associated with any registration of shares pursuant to the Investor Rights Agreement. Registration rights may be transferred by Holdings and its affiliates, subject to certain restrictions. No predetermined penalties or liquidated damages will be payable by the Company if the Company fails to comply with the registration rights provisions of the Investor Rights Agreement.

The Company’s Board of Directors has six members. The Investor Rights Agreement also provides that Holdings, subject to applicable corporate governance rules of the SEC and the stock exchange on which the Company is listed (which may require Holdings to designate independent directors), has the right to designate: (i) a majority of the directors (and if the number of directors is even, one director more than 50% of the number of directors) if it beneficially owns more than 50% of the outstanding Company’s common stock, (ii) one less than a majority of the directors (and if the number of directors is even, 50% of the number of directors) if Holdings beneficially owns more than 25% but 50% or less and (iii) one-third of the directors (rounded down to the nearest whole number) if it beneficially owns more than 10% but 25% or less. Holdings loses the right to designate directors at 10% or less. So long as Holdings beneficially owns 25% or more of the outstanding Company’s common stock, it will have the right, subject to applicable corporate governance rules of the SEC and the exchange on which the Company is listed, to designate the members of the committees of the Board of Directors.

The Investor Rights Agreement will terminate when MacAndrews & Forbes Incorporated (“MacAndrews”) and its permitted transferees hold less than 2.5% of the Company’s outstanding common equity. To the extent that Holdings is dissolved or liquidated, MacAndrews and/or its affiliates will succeed to Holdings’ rights and obligations under the Investor Rights Agreement.

Indemnification Agreements

On July 29, 2015, the Company entered into indemnification agreements with each of its executive officers and directors. These agreements provided, in general, that the Company indemnifies the applicable executive officer and director to the fullest extent permitted by law in connection with their service to the Company or on the Company’s behalf. The summary of the indemnification agreements is qualified in its entirety by reference to the form of the indemnification agreement, which is filed as Exhibit 10.7 to the Registration Statement, and is incorporated herein by reference.

The foregoing summaries are qualified in their entirety by reference to the Reorganization Agreement, Amended and Restated LLC Agreement, Investor Rights Agreement, Exchange Agreement and Tax Receivable Agreement, which are filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference.

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Item 3.02 Unregistered Sales of Equity Securities

On July 29, 2015, in connection with the Reorganization Transactions, the Company issued an aggregate of 25,000,000 shares of Class B Common Stock to Holdings in consideration for the Contributed Assets. The shares of Class B Common Stock were issued in reliance on the registration exemption contained in Section 4(a)(2) of the Securities Act, on the basis that the transaction did not involve a public offering. No underwriters were involved in the transaction.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 29, 2015, in connection with the Reorganization Transactions, the Company adopted the vTv Therapeutics Inc. 2015 Omnibus Equity Incentive Plan (the “Plan”), including the form of option award agreement (“Form of Option Award”), as described in the Registration Statement.

The foregoing summary is qualified in its entirety by reference to the Plan and the Form of Option Award, which are filed herewith as Exhibits 10.6 and 10.7, respectively, and is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 29, 2015, in connection with the Reorganization Transactions, the Company amended and restated its certificate of incorporation and amended and restated its by-laws as described in Item 1.01 above.

The amended and restated certificate of incorporation is filed herewith as Exhibit 3.1 and incorporated by reference herein, and the amended and restated by-laws are filed herewith as Exhibit 3.2 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d)                  Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated By-laws.
10.1	Reorganization Agreement, dated as of July 29, 2015, among vTv Therapeutics Inc., vTv Therapeutics LLC, vTvx Holdings I LLC, vTvx Holdings II LLC and vTv Therapeutics Holdings LLC.
10.2	Amended and Restated Limited Liability Company Agreement of vTv Therapeutics LLC, dated July 29, 2015.
10.3	Investor Rights Agreement, dated as of July 29, 2015, among vTv Therapeutics Inc., vTv Therapeutics Holdings LLC and other stockholders party thereto from time to time.
10.4	Exchange Agreement, dated as of July 29, 2015, among vTv Therapeutics LLC, vTv Therapeutics Inc. and vTv Therapeutics Holdings LLC.
10.5	Tax Receivable Agreement, dated as of July 29, 2015, among vTv Therapeutics Inc. and the other persons named therein.
10.6	vTv Therapeutics Inc. 2015 Omnibus Equity Incentive Plan.
10.7	vTv Therapeutics Inc. Form of Nonqualified Option Award Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VTV THERAPEUTICS INC.

By:	/s/ Rudy C. Howard
Name:	Rudy C. Howard
Title:	Chief Financial Officer and Secretary

Dated: August 4, 2015

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EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation.
3.2	Amended and Restated By-laws.
10.1	Reorganization Agreement, dated as of July 29, 2015, among vTv Therapeutics Inc., vTv Therapeutics LLC, vTvx Holdings I LLC, vTvx Holdings II LLC and vTv Therapeutics Holdings LLC.
10.2	Amended and Restated Limited Liability Company Agreement of vTv Therapeutics LLC, dated July 29, 2015.
10.3	Investor Rights Agreement, dated as of July 29, 2015, among vTv Therapeutics Inc., vTv Therapeutics Holdings LLC and other stockholders party thereto from time to time.
10.4	Exchange Agreement, dated as of July 29, 2015, among vTv Therapeutics LLC, vTv Therapeutics Inc. and vTv Therapeutics Holdings LLC.
10.5	Tax Receivable Agreement, dated as of July 29, 2015, among vTv Therapeutics Inc. and the other persons named therein.
10.6	vTv Therapeutics Inc. 2015 Omnibus Equity Incentive Plan.
10.7	vTv Therapeutics Inc. Form of Nonqualified Option Award Agreement.

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